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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     August 14, 2002
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                              MASSEY ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7775                     95-0740960
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
       of Incorporation)                                  Identification Number)

   4 North 4th Street, Richmond, Virginia                         23219
  (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (804) 788-1800

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

               99.1 Statement of Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

               99.2 Statement of Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9   Regulation FD Disclosure

         On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Act of 1933, as amended, the registrant delivered to the Securities and Exchange Commission (the "Commission") sworn statements of Don L. Blankenship, the registrant's principal executive officer, and Jeffrey M. Jarosinski, the registrant's principal financial officer, both in the form specified by the Commission. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MASSEY ENERGY COMPANY

August 14, 2002

                                    By:    /s/ R. Eberley Davis
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                                    Name:  R. Eberley Davis
                                    Title: Vice President, Secretary & General
                                           Counsel